U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Date of Report: October 28, 2004


                           I.C. ISAACS & COMPANY, INC.
               (Exact name of issuer as specified in its charter)


         Delaware                 0-23379                     52-1377061
(State or Other Jurisdiction of   (Commission File           (IRS Employer
Incorporation or Organization)     Number)                  Identification No.)


                4840 Bank Street, Baltimore, Maryland 21224-2522
              (Address and Zip Code of Principal Executive Offices)


                                 (410) 342-8200
                         (Registrant's Telephone Number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

     On October 28, 2004, the Registrant issued a press release announcing its earnings for the first nine months and third quarter of its fiscal year ending December 31, 2004. Such press release is furnished herewith as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits

     The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

         (a)      Financial statements of businesses acquired -- none

         (b)      Pro forma financial information -- none

         (c)      Exhibits

     Number                         Description
     ------                         -----------

       99.1 Press release of I.C. Isaacs & Company, Inc. announcing its earnings for the first nine months and third quarter of its fiscal year ending December 31, 2004.

                                    Signature

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           I.C. Isaacs & Company, Inc.



Dated: October 28, 2004                     By: /s/Robert J. Conologue
                                                ----------------------
                                                   Robert J. Conologue
                                                   Chief Operating Officer and
                                                   Chief Finance Officer